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                                                                Exhibit 23.2

                     CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement of PDS Financial Corporation Employee Stock Purchase Plan on
Form S-8 (Registration No. 333-     ) of our report dated February 23, 1999
on our audits of the consolidated financial statements of PDS Financial Corporation as of and for the years ended December 31, 1998 and 1997.


/s/ PricewaterhouseCoopers LLP
May 28, 1999